UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2022

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200

New York, NY 10036

USA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (332) 255-9818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 5.02. Departure of Directors or Principal Oﬃcers; Election of Directors; Appointment of Principal Oﬃcers

On January 5, 2022, Immunic, Inc. (the “Company”) approved amendments to the service agreements of various members of the management team (Vorstand) of Immunic AG. Under German law, a company’s management team consists of employee members and is responsible for overseeing its daily business.

Dr. Daniel Vitt Agreement

Immunic AG entered into a third amendment to the Service Agreement (as amended, the “Amended Vitt Agreement”), dated September 29, 2016, as amended September 4, 2019 and March 26, 2021, between Immunic AG and Dr. Daniel Vitt, the Company’s Chief Executive Officer and President. Pursuant to the Amended Vitt Agreement, Dr. Vitt will continue to serve on the management team of Immunic AG until December 31, 2023. Dr. Vitt will receive an annual salary of EUR 492,021, to be paid in 12 monthly installments, and a targeted yearly bonus of up to EUR 246,011.50 upon achievement of certain targets.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Amended Vitt Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Dr. Andreas Muehler Agreement

Immunic AG entered into a third amendment to the Service Agreement (as amended, the “Amended Muehler Agreement”), dated August 22, 2016, as amended September 4, 2019 and June 2, 2021, between Immunic AG and Dr. Andreas Muehler, the Company’s Chief Medical Officer. Pursuant to the Amended Muehler Agreement, Dr. Muehler will continue to serve on the management team of Immunic AG until December 31, 2023. Dr. Muehler will receive an annual salary of EUR 204,155, to be paid in 12 monthly installments, and a targeted yearly bonus of up to EUR 81,662 upon achievement of certain targets.

The Company also agreed to increase the portion of Dr. Muehler’s base salary that is paid by the Company from $227,000 to $230,287, and a targeted yearly bonus of up to $92,114.80 upon achievement of certain targets.

The preceding summaries do not purport to be complete and are qualified in their entirety by reference to the Amended Muehler Agreement, which are filed as Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Dr. Hella Kohlhof Agreement

Immunic AG entered into a third amendment to the Service Agreement (as amended, the “Amended Kohlhof Agreement”), dated September 29, 2016, as amended September 4, 2019 and March 25, 2021, between Immunic AG and Dr. Hella Kohlhof, the Company’s Chief Scientific Officer. Pursuant to the Amended Kohlhof Agreement, Dr. Kohlhof will continue to serve on the management team of Immunic AG until December 31, 2023. Dr. Kohlhof will receive an annual salary of EUR 319,149, to be paid in 12 monthly installments, and a targeted yearly bonus of up to EUR 127,659.60 upon achievement of certain targets.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Amended Kohlhof Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

On January 10, 2022, the Company posted an updated corporate presentation on its website. A copy of the presentation is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The updated presentation filed herewith supersedes any corporate presentations previously filed by the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Third Addendum, dated January 5, 2022, to Service Agreement between Immunic AG and Dr. Daniel Vitt
10.2	Third Addendum, dated January 5, 2022, to Service Agreement between Immunic AG and Dr. Andreas Muehler
10.3	Third Addendum, dated January 5, 2022, to Service Agreement between Immunic AG and Dr. Hella Kohlhof
99.1	Presentation, dated January 10, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 10, 2022	Immunic, Inc.

	By:	/s/ Daniel Vitt
Daniel Vitt
Chief Executive Officer